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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Haverty Furniture Companies, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John E. Slater, Jr., Chief Executive Officer of the Company, and Dennis L. Fink, Executive Vice President and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 14, 2002                      By:   /s/   John E. Slater, Jr.
     --------------------------                     ---------------------------
                                                    John E. Slater, Jr.
                                                    Chief Executive Officer


                                              By:   /s/   Dennis L. Fink
                                                    ---------------------------
                                                    Dennis L. Fink
                                                    Executive Vice President and
                                                    Chief Financial Officer



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